UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 25, 2003


                                THE STANLEY WORKS
             (Exact name of registrant as specified in its charter)


         CONNECTICUT                    1-5224                 06-0548860
----------------------------         -----------          -------------------
(State or other jurisdiction         (Commission          (IRS Employer
of incorporation)                    File Number)         Identification No.)


       1000 Stanley Drive
       New Britain, Connecticut                                  06053
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


                                 (860) 225-5111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)














                               Page 1 of 5 Pages

Item 7.   Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibit is filed as a part of this report:

             Exhibit 99(1) Notice to Directors and Executive Officers of
                           The Stanley Works Regarding Blackout Period

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

     On November 21, 2003 the Registrant received notice pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that the recordkeeper of the Stanley Account Value Plan (the "AVP Plan") and the Stanley Supplemental Account Value Plan (the "Supplemental Plan") will be changing from Hewitt Associates to CitiStreet. As a result of the change in recordkeeper, participants in the AVP Plan and the Supplemental Plan temporarily will be unable to elect to enroll in the plans, to change their contribution percentages, to change their investment elections, or to request loans, withdrawals or distributions. The blackout period for residential loans and hardship withdrawal requests will begin at 4:00 p.m. Eastern Time on December 30, 2003 and will end during the week of January 18, 2004. The blackout period for all other loans and withdrawals, and all distribution requests, investment transfers and reallocations, and enrollments and contribution changes will begin on January 2, 2004 at 4:00 p.m. Eastern Time and will end during the week of January 18, 2004.

     As required by Section  306 of the  Sarbanes-Oxley  Act of 2002 and Section
245.104 of the regulations of the Securities and Exchange Commission, and concurrent with the filing of this Form 8-K, the Registrant transmitted a notice describing the blackout period to its directors and executive officers. The form of notice is furnished as an exhibit to this Form 8-K.

     During the blackout period and for a period of two years after the ending date of the blackout period, a securityholder or other interested person may obtain, without charge, the actual beginning date and ending date of the blackout period by contacting Bruce Beatt, Vice President, General Counsel and Secretary, The Stanley Works, 1000 Stanley Drive, New Britain, CT 06053, (860) 827-3822.









                               Page 2 of 5 Pages

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 25, 2003                  THE STANLEY WORKS



                                         By:    /s/ Bruce H. Beatt
                                         --------------------------------------
                                         Name:  Bruce H. Beatt
                                         Title: Vice President, General Counsel
                                                and Secretary












                               Page 3 of 5 Pages

                                                                   Exhibit 99(1)


                                     NOTICE


To:         Directors and Executive Officers of The Stanley Works

From:       Bruce Beatt

Date:       November 25, 2003

Re:         Notice of Blackout Period Required by the Sarbanes-Oxley
            Act of 2002


     The purpose of this notice is to inform you of an upcoming blackout period that will occur in connection with a planned change in the recordkeeper of the Stanley Account Value Plan (the "AVP Plan") and the Stanley Supplemental Account Value Plan (the "Supplemental Plan"). The Sarbanes-Oxley Act of 2002 requires that notice of the blackout period be provided to you.

Background

     The recordkeeper of the AVP Plan and the Supplemental Plan will be changing from Hewitt Associates to CitiStreet. As a result of the change in recordkeeper, participants in the AVP Plan and the Supplemental Plan temporarily will be unable to elect to enroll in the plans, to change their contribution percentages, to change their investment elections, or to request loans, withdrawals or distributions. Therefore, during this period of time, the ability of participants in the AVP Plan and the Supplemental Plan to purchase, sell or otherwise acquire or transfer an interest in any shares of common stock of The Stanley Works held in their plan accounts will be restricted. The period of time during which participants in the AVP Plan and the Supplemental Plan will be subject to these restrictions is called the "Blackout Period".

The Length of the Blackout Period

     The Blackout Period for residential loans and hardship withdrawal requests under the AVP Plan will begin at 4:00 p.m. Eastern Time on December 30, 2003 and will end during the week of January 18, 2004. The Blackout Period for all other loans and withdrawals, and all distribution requests, investment transfers and reallocations, and enrollments and contribution changes under the AVP Plan and the Supplemental Plan will begin on January 2, 2004 at 4:00 p.m. Eastern Time and will end during the week of January 18, 2004.


                               Page 4 of 5 Pages

Blackout Period Restrictions

     Under Section 306(a) of the Sarbanes-Oxley Act of 2002, directors and executive officers of The Stanley Works are prohibited from engaging in any "Transaction" involving any "Equity Security" of The Stanley Works during the Blackout Period.

          A Transaction includes the direct or indirect purchase, sale, acquisition or transfer of any Equity Security of The Stanley Works by a director or executive officer if he or she acquires or acquired the Equity Security in connection with his or her performance of services for, or employment with, The Stanley Works as a director or executive officer.

          An Equity Security includes any shares of common stock of The Stanley Works, and any options or other rights to acquire shares of common stock of The Stanley Works.

     Because you are a director or executive officer of The Stanley Works, you are prohibited from engaging in any Transaction involving an Equity Security of The Stanley Works during the Blackout Period, other than certain exempt transactions which are permitted by the regulations of the Securities and Exchange Commission. Exempt transactions include, but are not limited to, the purchase of securities pursuant to an automatic dividend reinvestment plan or the acquisition or disposition of securities in accordance with a bona fide gift. If you wish to undertake any transaction involving an Equity Security of The Stanley Works during the Blackout Period, please contact Bruce Beatt, Vice President, General Counsel and Secretary, The Stanley Works, 1000 Stanley Drive, New Britain, CT 06053, (860) 827-3822 before undertaking the transaction.

Additional Information

     During the week of January 18, 2004, you may obtain, without charge, information as to whether the Blackout Period has ended by contacting Bruce Beatt, Vice President, General Counsel and Secretary, The Stanley Works, 1000 Stanley Drive, New Britain, CT 06053, (860) 827-3822. In addition, should you have any other inquiries about the Blackout Period, please contact Mr. Beatt.





                               Page 5 of 5 Pages